SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2004

TERREMARK WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-12475
(Commission File Number)

52-1981922
(IRS Employer Identification Number)

2601 S. Bayshore Drive, Miami, Florida 33133
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 856-3200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable

(b) Pro Forma Financial Information.

     Not applicable

(c) Exhibits.

     Exhibit 99.1 — Press Release of Terremark Worldwide, Inc. dated May 13, 2004

Item 12. Results of Operations and Financial Conditions

     On May 13, 2004, Terremark Worldwide, Inc. (the “Company”) issued a press release announcing guidance for its fiscal year ending March 31, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The press release includes non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP.

     The information in this Form 8-K and the Exhibit 99.1 attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: May 17, 2004	By:	/s/ Jose Segrera
Jose Segrera
Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of Terremark Worldwide, Inc. – May 13, 2004

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